Exhibit 32.2
Certification of Chief Financial Officer Pursuant to 18 U.S.C. Section 1350
as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
In connection with

the Quarterly Report

of USCB Financial

Holdings, Inc. (the

“Company”) on Form

10-Q for the

quarter
ended March 31, 2023, as filed with

the Securities and Exchange Commission on the

date hereof (the “Report”), I, Robert
Anderson, as Chief Financial

Officer of the Company, certify, to the best of my knowledge,

pursuant to 18 U.S.C.

§1350, as
adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1)

The

Report

fully

complies

with

the

requirements

of

Section 13(a) or

15(d),

as

applicable,

of

the

Securities
Exchange Act of 1934; and
2)

The

information

contained

in

the

Report

fairly

presents,

in

all

material

respects,

the

financial

condition

and
results of operations of the Company.
/s/ Robert Anderson
Robert Anderson
Chief Financial Officer
Date: May 12, 2023